                                                                   EXHIBIT 10(n)


                   INSTRUMENT OF CONTRIBUTION AND STOCK POWER

         WHEREAS, Monte R. Black, Susan K. Black and the Monte R. Black and Susan K. Black 1994 Irrevocable Trust (the "Shareholders"), desires to contribute and transfer all outstanding shares of Common Stock, without par value, of MPW Industrial Services, Inc., an Ohio corporation ("MPW Industrial") owned by them to MPW Industrial Services Group, Inc., an Ohio corporation ("MPW");

         WHEREAS, the Shareholders own all of the issued and outstanding stock of both MPW Industrial and MPW; and

         WHEREAS, the Shareholders and MPW intend that no gain or loss shall be recognized on the transfer pursuant to Section 351 of the Internal Revenue Code of 1986, as amended from time to time.

         NOW, THEREFORE, the Shareholders agree as follows:

                                  CONTRIBUTION

         KNOW ALL MEN BY THESE PRESENTS, that the Shareholders hereby contributes and transfer to MPW an aggregate of 1,550,000 shares of common stock of MPW Industrial, without par value, as evidenced by Certificate Nos. 2, 8, 10 and 11 (the "Shares").

                                   STOCK POWER

         KNOW ALL MEN BY THESE PRESENTS, that the Shareholders have assigned and transferred and conveyed, and by these presents do hereby assign and transfer and convey to MPW the Shares. The Shareholders hereby irrevocably constitute and appoint an officer of MPW as the true and lawful attorney for the Shareholders, to use, sell, assign, transfer, and set over the Shares, to make or execute all necessary acts of assignment and transfer necessary to use, sell, assign, transfer, or set over the Shares, and to substitute one or more persons with like full power; and hereby ratify and confirm the use, sale, assignment, transfer or set over of the Shares and all actions necessary thereto by MPW or its substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned have duly executed this Instrument of Contribution and Stock Power effective the 30th day of October, 1997.

                                         /s/ MONTE R. BLACK
                                         ---------------------------------------
                                         Monte R. Black


                                         /s/ SUSAN K. BLACK
                                         ---------------------------------------
                                         Susan K. Black


                                         THE MONTE R. BLACK AND SUSAN K. BLACK
                                         1994 IRREVOCABLE TRUST

                                         By: /s/ JAMES H. BALTHASER
                                         ---------------------------------------
                                            James H. Balthaser, Trustee